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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-69141, 333-77803, 333-82239, 333-39736) of
Identix Incorporated of our report dated July 28, 2000 relating to the financial consolidated statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers

PricewaterhouseCoopers LLP

San Jose, California
September 22, 2000